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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2009
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	001-11174 (Commission File Number)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street Chatsworth, CA (Address of principal executive offices)		91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Not Applicable
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On February 10, 2009, registrant issued a press release announcing its receipt from Nasdaq’s Office of Appeals and Review of a notification letter informing registrant that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) has called for review the decision of the Nasdaq Listing Qualifications Panel (the “Panel”) regarding registrant and has also determined, as of the date of the letter, to stay the Panel’s January 16, 2009 decision to suspend as of the opening of business on February 11, 2009 registrant’s common stock from trading on Nasdaq pending further action by the Listing Council.
The text of the press release of February 10, 2009 is attached to this Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Registrant’s Press Release of February 10, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: February 10, 2009

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer

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